UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

June 21, 2007
Date of Report (Date of Earliest Event Reported)

Deutsche Alt-B Securities Mortgage Loan Trust, Series 2007-AB1
(Exact name of issuing entity as specified in its charter)


DB Structured Products, Inc.
(Exact name of Sponsor as specified in its charter)


Deutsche Alt-A Securities, Inc.
(Exact name of Depositor as specified in its charter)


 New York                 333-131600-20                 54-2199609
(State or other           (Commission                   54-2199610
 Jurisdiction              File Number)                 (IRS Employer
 of Incorporation)                                      Identification No)


Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.

The distributions payable to certificateholders on the distribution date in April 2007 and May 2007 were calculated incorrectly resulting in certain overpayments and underpayments to certificateholders with respect to those distribution dates. The error in calculation resulted from incorrect information regarding the amount of lender paid primary mortgage insurance fees with respect to certain mortgage loans. The information regarding these lender paid primary mortgage insurance fees has been corrected, payments due to certificateholders for the distribution date in April 2007 and May 2007 have been recalculated, and corrected payments will be made.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Deutsche Alt-B Securities Mortgage Loan Trust, Series 2007-AB1
(Issuing Entity)

By:  Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Kelly Rentz
By: Kelly Rentz, Officer
Date: June 27, 2007